Hosted by:
Niel Ellerbrook - Chairman, President and CEO
Jerry Benkert - EVP and CFO
Carl Chapman - EVP and COO
Ron Christian - EVP, General Counsel and Secretary
2007 Second Quarter
Conference Call and Webcast
August 2, 2007 - 11:00 am ET

Forward-Looking Statements
All statements other than statements of historical fact included in this document are forward-looking statements made in good faith by the company and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such
statements are based on management’s beliefs, as well as assumptions made by and information currently available to management and include such words as “believe”, “anticipate”, ”endeavor”, “estimate”, “expect”, “objective”, “projection”, “forecast”, “goal”, and similar expressions intended to identify forward-looking statements. Vectren cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond Vectren’s ability to control or estimate precisely and actual results could differ materially from those contained in this document.
In addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements, factors that could cause the Company’s actual results to differ materially from those contemplated in any forward-looking statements include, but are not limited to, factors affecting utility operations such as unusual weather conditions; catastrophic weather-related damage; unusual maintenance or repairs;
unanticipated changes to fossil fuel costs; unanticipated changes to gas supply costs, or availability due to higher demand, shortages, transportation problems or other developments; environmental or pipeline incidents; transmission or distribution incidents; unanticipated changes to electric energy supply costs, or availability due to demand, shortages, transmission problems or other developments; or electric transmission or gas pipeline system constraints; increased competition in the energy environment including effects of industry restructuring and unbundling;
regulatory factors such as unanticipated changes in rate-setting policies or procedures, recovery of investments and costs made under traditional regulation, and the frequency and timing of rate increases; financial, regulatory or accounting principles or policies imposed by the Financial
Accounting Standards Board; the Securities and Exchange Commission; the Federal Energy Regulatory Commission; state public utility commissions; state entities which regulate electric and natural gas transmission and distribution, natural gas gathering and processing, electric power supply; and similar entities with regulatory oversight; economic conditions including the effects of an economic downturn, inflation rates, commodity prices, and monetary fluctuations; increased natural gas commodity prices and the potential impact on customer consumption, uncollectible accounts expense, unaccounted for gas and interest expense; changing market conditions and a variety of other factors associated with physical energy and financial trading activities including, but not limited to, price, basis, credit, liquidity, volatility, capacity, interest rate, and warranty risks; the performance of projects undertaken by the Company’s nonutility businesses and the success of efforts to invest in and develop new opportunities, including but not limited to, the realization of synfuel income tax credits and the Company’s coal mining, gas marketing, and energy infrastructure strategies; direct or indirect effects on the Company’s business, financial condition, liquidity and results of operations resulting from changes in credit ratings, changes in interest rates, and/or changes in market perceptions of the utility industry and other energy-related industries; employee or contractor workforce factors including changes in key executives, collective bargaining agreements with union employees, aging workforce issues, or work stoppages; legal and regulatory delays and other obstacles associated with mergers, acquisitions and investments in joint ventures; costs, fines, penalties and other effects of legal and administrative proceedings, settlements, investigations, claims, including, but not limited to, such matters involving inadvertent violations of state and federal laws; changes in federal, state or local legislative requirements, such as changes in tax laws or rates, environmental laws, including laws governing greenhouse gases, and other regulations.
More detailed information about these factors is set forth in Vectren’s filings with the Securities and Exchange Commission, including Vectren’s annual report on Form 10-K filed on February 16, 2007 and Vectren’s quarterly report on Form 10-Q to be filed on, or about, August 3, 2007. The
Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of changes in actual results, changes in assumptions, or other factors affecting such statements.
Vectren Contact:
Steven M. Schein, VP - Investor Relations
812-491-4209
sschein@vectren.com

2nd Quarter 2007 Highlights
Ш

2nd Quarter earnings of $0.21 per basic share, compared to $0.06 per basic share in 2006
–

2nd Quarter 2007 synfuels-related earnings of $0.02 per basic share compared to a loss of $(0.07) per basic share in 2006
Ш

YTD 2007 earnings of $1.13 per basic share, compared to $0.82 per basic share in 2006
–

YTD 2007 synfuels-related earnings of $0.06 per basic share compared to a loss of $(0.06) per basic share in 2006
Ш

2007 earnings guidance increased to a range of $1.75 to $1.85, exclusive of synfuels
–

Vectren Consolidated, including synfuels - $1.86 to $1.98
Ш

On May 8, filed settlement agreement with IURC on proposed increases to
Vectren South electric base rates - order expected in late summer 2007
Ш

On May 18, filed case-in-chief with IURC on proposed increases to Vectren North gas base rates - order expected in spring 2008
Ш

On August 1, the IURC approved the Vectren South gas settlement agreement, with a minor modification, authorizing a $5.1 million increase as compared to the $5.3 million in the settlement

Amounts in millions except per share data.	3 Months Ended June 30 2007	EPS	2006	EPS
Utility Operations	$8.0		$7.1	
Nonutility Group	6.4		2.2	
Corporate & Other	0.2		-	
Earnings before Synfuels	$14.6	$0.19	$9.3	$0.13
Synfuels-related results	1.4	0.02	(5.0)	(0.07)
Net Income	$16.0	$0.21	$4.3	$0.06

Ш

2nd Quarter EPS exceeded First Call’s consensus estimate of $0.12 per share
Ш

Earnings from utility operations increased $0.9 million, or $0.01 per share
Ш

Earnings from nonutility businesses, exclusive of synfuels-related results, increased $4.2 million, or $0.05 per share
–

Energy Infrastructure Services (Miller Pipeline & Energy Systems Group) contributed $4.0 million, an increase of $3.2 million
Ш

Synfuel operations contributed earnings of $1.4 million, or $0.02 per share in 2nd Quarter
2007 compared to a loss of $(5.0) million or $(0.07) per share in 2006
–

100% hedge of planned 2007 production
–

“Mark to market” accounting on spreads impacts timing of earnings recognition
–

Synfuel earnings for 2007 estimated between $0.11 - $0.13 per share
2nd Quarter Results

Amounts in millions except per share data.	6 Months Ended June 30 2007	EPS	2006	EPS
Utility Operations	$58.9		$50.5	
Nonutility Group	22.0		15.7	
Corporate & Other	0.4		-	
Earnings before Synfuels	81.3	$1.07	66.2	$0.88
Synfuels-related results	4.8	0.06	(4.3)	(0.06)
Net Income	$86.1	$1.13	$61.9	$0.82

YTD Results
Ш

Earnings from utility operations increased $8.4 million, or $0.11 per share
–

Increased residential and commercial usage and lost margin recovery and favorable weather in the company’s Ohio and electric territories offset somewhat by higher operating costs including depreciation
Ш

Earnings from nonutility businesses, exclusive of synfuels-related results, increased $6.3 million, or $0.08 per share
–

Higher ProLiance earnings as a result of increased storage capacity and greater optimization opportunities
–

Higher Miller Pipeline earnings as a result of Vectren’s 100 percent ownership in 2007, more large gas construction projects and price increases
–

ESG’s earnings increased due to higher revenues resulting from the record Dec. 31, 2006 backlog
Ш

Synfuel operations contributed earnings of $4.8 million, or $0.06 per share compared to a loss of $(4.3) million or $(0.06) per share in 2006

Withdraw from Edwardsport IGCC Project
Important Considerations
Ш

Support the use of coal and IGCC projects
Ш

Edwardsport IGCC project is a significant economic development project for the state and should enable the use of Indiana coal in an environmentally friendly manner
Ш

Edwardsport IGCC project was one of several alternatives to meet future needs of our customers
Ш

Additional base load capacity of the scale, scope and timing of this project was not compatible with expected demand on our system
Ш

Vectren will continue to review and analyze the best way to meet our customers’
energy needs, and expects to meet near term needs through alternatives, including:
–

Natural gas peaking generation
–

Purchased power
–

Renewable resources
–

Increased customer conservation
Ш

Long-term earnings growth targets achievable without IGCC investment and financial risk of additional financing needs reduced

$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.10
$0.11
$0.67
$0.78
3 Months
6 Months
2006
2007

Utility Results
Ш

2nd Quarter earnings increase $0.9 million or $0.01
per share
Ш

YTD earnings increase $8.4 million or $0.11 per
share
–

Increased residential and commercial usage,
including lost margin recovery and favorable
weather in Ohio and electric territories offset
somewhat by increased operating costs
including depreciation expense
Ш

YTD period over period comparison
–

Pass through costs, including costs funding new
Indiana energy efficiency programs recovered in
utility margin increased ~ $6.4 million
–

Usage / lost margin recovery ~ $0.08
–

Ohio / electric weather ~ $0.05
–

O&M and depreciation net of pass through costs
~ $(0.05)
–

Other, net ~ $0.03
EPS

VECTREN

Vectren South Gas Base Rate Case - IURC order received approving settlement

Date	Annual Revenue Increase	Rate Base	Return on Equity	Ratemaking Equity Ratio	Rate of Return
8/1/07 - IURC Order	7.7 (1)	$121.7	10.15%	47%	7.20%

(1) Includes $2.6 million removed from base rates to be recovered through existing trackers

Vectren South Electric Base Rate Case - Pending IURC order on settlement

Date	Annual Revenue Increase	Rate Base	Return on Equity	Ratemaking Equity Ratio	Rate of Return
5/18/07 - Post Hearing Submission filed	$60.8	$1,043.7	10.40%	47%	7.32%

Vectren North Gas Base Rate Case

Date	Annual Revenue Increase	Rate Base	Return on Equity	Ratemaking Equity Ratio	Rate of Return
5/18/07 - Petitioner's case filed	$41.4	$790.5	11.50%	49%	8.43%

Key Points
Ш

Vectren South Gas Base Rate Case approved August 1, 2007
Ш

Vectren South Electric Post Hearing Submission filed May 18, 2007 - order expected in late summer 2007
Ш

Vectren North Gas Base Rate Case filed May 18, 2007
Ш

Vectren Ohio Gas Base Rate Case expected to be filed early fall
Regulatory Update

Gas			Electric
	South	North	Ohio	South
Gas cost and fuel cost recovery	Yes	Yes	Yes	Yes
Environmental CWIP Recovery Under SB 29	N/A	N/A	N/A	Yes
Recovery of MISO Transmission Investments	N/A	N/A	N/A	Pending
Normal Temperature Adjustment (NTA)	Yes	Yes		
Lost Margin Recovery Mechanisms	Yes	Yes	Yes	
Bad Debt Expense-tracked			Yes	
Gas Costs Related to Bad Debts-tracked	Yes	Pending		
Gas Costs Related to Unaccounted for Gas-tracked	Yes	Pending	Yes	
Recovery of Bare Steel/Cast Iron Replacement Costs	Yes	Pending

Rate Design & Recovery Mechanisms
Key Points
Ш

Favorable regulatory treatment for major investments
–

NOx & Multi-pollutant expenditures recovered ~ $325 million to date - tracked every 6 months
–

Transmission investments mandated by MISO related to approved Regional Expansion Criteria and
Benefit Process (RECB) expected to be recovered at FERC approved rates - tracked timely
–

Bare Steel/Cast Iron multi-year replacement programs
•

South Gas - Accrual for AFUDC and deferral of depreciation expense
•

North Gas - Requested tracker of annual expenditures
Ш

Stability in earnings
–

75% of residential and commercial gas margins weather protected
–

100% of residential and commercial gas margins protected from lost margins due to conservation
–

Mitigated impact of volatile gas markets with bad debts and unaccounted for gas recovery mechanisms

$400
$350
$300
$250
$200
$150
$100
$50
$0
Cap Ex & Depr - $mm
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Net Utility Plant - $mm
2006
2007
2008
2009
2010
2011
Cap Ex
Depreciation
Net Utility Plant

$ 1,040
$

790
$

260
$

120
Cap Ex impact to 5-Year Forecast
Ш

Utility cap ex over $1.2 billion, or ~ 50% of current
net utility plant
–

Removed $300 million cap ex - initial cost
estimate to build share of IGCC plant
–

Added $100 million cap ex - gas peakers
Ш

Significant additional cap ex being considered
–

Advanced Metering Infrastructure/DSM
–

Upgrade Brown scrubbers
–

Potential impact of Greenhouse Gas legislation
Ш

Balance Sheet strength enhanced
Ш

Utility average annual growth targets unchanged-
3.5% to 4%
–

Utilities earn on the equity component of rate
base growth
–

Expected capital spending will require
significant reinvestment of earnings & will
continue to drive earnings growth
–

Expect reasonably similar earnings growth
opportunity as with IGCC assumed investment
Net Utility Plant
4.0% 5-year CAGR
Current Rate Base - ($ in millions)
Growing Net Utility Plant
Ш

South

- electric

Ш

North

- gas
Ш

Ohio

- gas
Ш

South

- gas

Nonutility Net Income (millions)	3 Months Ended June 30 2007	3 Months Ended June 30 2006	6 Months Ended June 30 2007	6 Months Ended June 30 2006
Energy Marketing and Services	$1.9	$0.3	$17.6	$13.2
Coal Mining	0.7	0.9	2.3	2.7
Energy Infrastructure Services	4.0	0.8	2.0	(0.4)
Primary Businesses Net Income	6.6	2.0	21.9	15.5
Other Businesses	(0.2)	0.2	0.1	0.2
Net Income	$6.4	$2.2	$22.0	$15.7
EPS contribution	$0.08	$0.03	$0.29	$0.21

$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$0.03
$0.08
$0.21
$0.29
Q2
YTD
2006
2007

Ш

2nd Quarter earnings increase $4.2 million or
$0.05 per share
Ш

YTD earnings increase $6.3 million or $0.08
per share
–

Increased storage capacity and optimization
opportunities at ProLiance
–

100% ownership of Miller Pipeline and increase in
large gas pipeline construction projects and price
increases
–

Increased revenue resulting from the record
2006 sales and backlog at Energy Systems Group
Earnings per Share
Nonutility Results - Excluding Synfuels

$ in millions	3 Months Ended June 30 2007	3 Months Ended June 30 2006	6 Months Ended June 30 2007	6 Months Ended June 30 2006
Gross Margins	$14.0	$12.4	$64.1	$55.7
Margin from Asset Optimization	82%	77%	81%	78%
EBITDA	$7.5	$5.7	$51.4	$40.4
Vectren Net Income	$2.5	$1.2	$17.8	$12.5
Firm Storage Capacity (Bcf) At End of Period	40	34	40	34

Ш

Gross margins increased for the three and six months ended June 30
–

Increased storage capacity and greater optimization opportunities
Ш

EBITDA increased for the three and six months ended June 30
–

Increased margin and decreased operating expenses
Ш

1st and 4th quarters generally reflect higher earnings due to seasonality of business
Ш

ProLiance firm storage will increase to 45 Bcf in early 2008 and to 49 Bcf by end of 2008
–

Seasonal storage spreads remain strong for 2007-08 winter season
–

Cash discounts continue strong in 2007
Ш

Liberty Gas Storage Phase I delayed to 2nd Quarter of 2008
–

No impact to 2007 earnings
Ш

Liberty Phase II expansion project in the planning stage with 2009 expected in service date
ProLiance Energy

$ in millions, except per ton	3 Months Ended June 30		6 Months Ended June 30	
	2007	2006	2007	2006
Revenue	$41.2	$43.1	$80.4	$84.0
DD&A	$4.6	$3.9	$8.7	$8.1
EBITDA	$6.0	$5.4	$12.8	$11.9
Net Income	$1.0	$1.1	$2.7	$2.9
Avg Realized Price/Ton (w/o freight)	$31.54	$30.57	$31.66	$31.06
Cost of Sales/Ton (w/o freight)	$30.18	$29.42	$29.65	$29.33
Tons Produced (in millions)	1.1	1.0	2.1	2.0
Mine Yield - Prosperity	63%	62%	60%	60%
Mine Ratio - Cypress Creek	9:1	17:1	10:1	17:1

Ordered
 Initial
 Equipment
Break
Ground on
Oaktown #1
Oaktown #1
Operational
State Mining
Permits
Approval
Break
Ground on Oaktown
#2
Q4 2006
Q4 2007
Q4 2007
Q4 2008
Q1 2009
Oaktown #2
Operational
Q1 2010
Executed
Option on
 Reserves
Q2 2006
Ш

Net income is down slightly for both periods
–

Increased production with reduced operating costs from high wall miner at Cypress Creek surface mine
–

Lower production at Prosperity underground mine due to the replacement of seals to comply with new
Mine Safety and Health Administration guidelines
–

Higher depletion in 2006 resulted in a lower effective tax rate
Ш

Prosperity Mine continues its outstanding safety record with top quartile performance of MSHA reported lost time accidents versus its peer group of underground mines in the Illinois Basin
Ш

Development of new mines on schedule; expected production to start in 2009
Mining Operations

$ in millions	3 Months Ended June 30		6 Months Ended June 30	
	2007	2006	2007	2006
Gross Revenue	$49.9	$42.9	$80.6	$74.7
Margin as % of Net Revenue	21%	14%	13%	12%
EBITDA	$8.0	$4.5	$8.3	$6.3
Net Income	$2.8	$0.1	$1.1	($0.3)

Ш

3 Months and YTD 2007 reflect 100% ownership of Miller Pipeline
–

Q1 and Q2 2006 at 50% ownership
Ш

Price increases for two of the major customers effective in the 2nd quarter
Ш

Miller awarded Honda project in Indiana
–

25 miles of 16” pipe with construction to be completed by Nov 2007
Ш

Additional 10 miles of interstate/transmission projects to be completed in 2007
Ш

Have been notified by customers to prepare for extensive bare steel/cast iron replacement projects starting in 2008
Ш

Growth through customer penetration and territory expansion
–

Increased work for interstate gas and product pipelines
–

Increased work in the Mid-Atlantic
Miller Pipeline

$ in millions	3 Months Ended June 30		6 Months Ended June 30	
	2007	2006	2007	2006
Revenue	$30.3	$27.0	$48.5	$39.8
Margin as % of Revenue	24%	24%	24%	24%
EBITDA	$2.8	$1.8	$2.5	$0.6
Net Income	$1.5	$1.0	$1.3	$0.1
Backlog	$65.8	$75.2	$65.8	$75.2
New Performance Contracts	$31.4	$49.8	$43.9	$63.9

Ш

Revenue improvement reflects the completion of projects from 2006 record sales and backlog
–

~ $30 million of new construction contracts signed in July 2007 compared to $5 million in July 2006
Ш

Well positioned to continue to benefit from a focus on energy conservation in the public sector
Ш

Contracted to build and operate $25 million landfill gas processing plant in metro Atlanta area
–

Helping to solidify renewables expertise
Energy Systems Group

3 ½% to 4% Long-term Utility Growth
Ш

Disciplined utility plant growth
–

Reinvestment of equity for utility earnings growth
Ш

Managed O & M growth
–

Much of cost increases recovered through trackers or tied to rate cases
Ш

Rate increases and progressive regulatory approaches will be pursued to achieve allowed returns at each utility
–

South Gas - August 2007 order
–

South Electric - expected order late summer
–

North Gas - expected order spring 2008
–

Ohio Gas - expected order late 2008
Ш

Equity Forward expected to be completed late 2007 or early 2008
–

Short position impacted by 4.6 million shares with equity forward
–

South gas & electric cap structures include impacts of equity issuance with little or no dilution expected

ProLiance - Acquire gas storage capacity and assets
Ш

35 Bcf of storage in Dec. 2006 growing to 49 Bcf for winter 2008/2009
Ш

Liberty Gas Storage Phase I investment to be operational 2nd Qtr 2008 - 17 total Bcf capacity
Ш

Liberty Gas Storage Phase II investment will seek FERC approval 4th Qtr 2007 - 10-12 total Bcf capacity
Coal Mining - Develop and market new coal reserves
Ш

4.0 million tons mined in 2006 with expected 8.0 million tons in 2011
Miller Pipeline - Expand replacement of aging infrastructure
Ш

Bare steel and cast iron replacement programs
Ш

Mandated pipeline and likely distribution integrity programs
Ш

EPA mandated upgrades in storm and waste-water sewer systems
Energy Systems Group - Advance energy efficiency opportunities
Ш

Grow operations / recurring revenue streams
Ш

Grow renewable energy business - Johnson City Landfill and several design / build contracts
10+% Long-term Nonutility Growth

Guidance		
Vectren Operations	**$1.75**	**to**	**$1.85**
Synfuels-Related	0.11	to	0.13
Vectren Consolidated	$1.86		$1.98

First Call Mean Estimates

- *Analysts that exclude synfuels - $1.77*
- *Analysts that include synfuels - $1.88*

Previous guidance of $1.65 to
$1.80, excluding
synfuels-related results, with
the expectation toward the
upper end of the range.
2007 Guidance Increased
Long-term Outlook
Ш

Consistent, stable utility earnings growth
–

3.5% to 4% average annual earnings growth
Ш

Successful nonutility businesses/linked to core utility business
–

10+% average annual earnings growth
Ш

Superior dividend record
–

47 consecutive years of increased dividends
Ш

Increase Vectren EPS at an average annual rate of 5+%

2007 Second Quarter - Appendix
Conference Call and Webcast
August 2, 2007 - 11:00 am ET

$ in millions

	Requested	Approved Order
Base Rate Revenue Increase	$10.4	$7.7 [1]
Rate Base	$118.5	$121.7
Return on Equity	11.75%	10.15%
Ratemaking Equity Ratio	47%	47%
Overall Rate of Return	7.96%	7.20%
Lost Margin Recovery Mechanism	Yes	Yes
Bare Steel/Cast Iron Replacement Accounting	Yes	Yes

(1) Includes $2.6 million removed from base rates to be recovered through existing trackers

Vectren South Gas Base Rate Case
Key Points
Ш

Favorable accounting treatment of annual expenditures associated with new, multi-year bare steel and cast iron replacement program
–

Accrual of AFUDC and deferral of depreciation expense after placed in service but before placed in rates
- annual expenditures up to $3 million per year and up to 3 years on each project
Ш

Gas cost expense related to bad debts and unaccounted for gas removed from base rates to be recovered through the existing gas cost adjustment mechanism
Ш

Lost margin recovery mechanism excludes the 15% adjustment currently used in North territory
Petitioner’s
 Case-in-Chief
Intervener
 Filings
Post Hearing
Submissions
Order
1st Hearing
Settlement
 Reached
9/1/06
1/30/07
12/4/06
3/16/07
4/13/07
8/1/07
Appendix

$ in millions

	Requested	Settlement Agreement
Base Rate Revenue Increase (1)	$76.7	$60.8
Rate Base	$1,017.8	$1,043.7
Return on Equity	12.00%	10.40%
Ratemaking Equity Ratio	47%	47%
Overall Rate of Return	8.08%	7.32%
Track MISO transmission investments	Yes	Yes
Wholesale Profit Sharing	Yes	Yes

(1) Net of estimated municipal contract credits of $6.5 million for remainder of service contracts.

Vectren South Electric Base Rate Case
Key Points
Ш

Continued timely recovery of ongoing costs associated with the Midwest Independent System Operator (MISO)
Ш

Recovery of return at FERC approved rates and recovery of expenses pertaining to approved Regional Expansion
Criteria and Benefit Process (RECB) transmission investments mandated by MISO greater than 50% of
Transmission 5-year CapEx of $180 million
Ш

Creation of a 50/50 sharing arrangement with customers of Wholesale Power Marketing margins above and below the annual base rate level of $10.5 million
Ш

Increased O&M expenses necessary to maintain and improve customer reliability and expenses related to managing the aging workforce to ensure proper knowledge transfer, safety and system reliability
Ш

Environmental CWIP recovery continued under Indiana SB29
Petitioner’s
 Case-in-Chief
Intervener
 Filings
Post Hearing
Submissions
Order
1st Hearing
Settlement
 Reached
9/1/06
2/29/07
12/11/06
4/20/07
5/18/07
Late Summer 2007
Appendix

$ in millions	Requested
Base Rate Revenue Increase	$41.1
Rate Base	$790.5
Return on Equity	11.50%
Ratemaking Equity Ratio	49%
Overall Rate of Return	8.43%
Lost Margin Recovery Mechanism	Yes
Bare Steel/Cast Iron Replacement Tracker	Yes

Vectren North Gas Base Rate Case
Petitioner’s
 Case-in-Chief
Intervener
 Filings
Post Hearing
 Submissions
Order
1st Hearing
Settlement
 Hearing
5/18/07
11/8/07
8/27/07
11/16/07
2/6/08
Spring 2008
Key Points
Ш

Proposed tracker of annual expenditures associated with new, multi-year bare steel and cast iron replacement program
Ш

Gas cost expense related to bad debts and unaccounted for gas proposed to be tracked
Ш

Existing lost margin recovery mechanism proposed to continue but expected to increase to 100%
consistent with South Gas order
Appendix

Dec. 14, 2006 2007 Guidance		
Utility Net Income (millions)	$91	to	$98
Utility EPS	$1.20	to	$1.30

	2006 Actual				
	Q1	Q2	Q3	Q4	Total
Utility Net Income (millions)	$43.1	$7.1	$6.5	$34.4	$91.4
Utility EPS	$0.57	$0.10	$0.09	$0.45	$1.21

Utility
Appendix

Nonutility Net Income (millions)	Dec. 14, 2006 2007 Guidance		
Energy Marketing and Services	$22.0	-	$26.0
Coal Mining	5.0	-	7.0
Energy Infrastructure Services	6.0	-	7.0
Primary Businesses Net Income	33.0	-	40.0
Other Businesses	(0.5)	-	-
Net Income	$32.5	-	$40.0
EPS contribution	$0.43	-	$0.53

	2006 Actual				
Nonutility Net Income (millions)	Q1	Q2	Q3	Q4 [(1)]	Total
Energy Marketing and Services	$12.9	$0.3	($0.2)	$1.9	$14.9
Coal Mining	1.8	0.9	1.6	0.7	5.0
Energy Infrastructure Services	(1.2)	0.8	3.6	1.4	4.6
Primary Businesses Net Income	13.5	2.0	5.0	4.0	24.5
Other Businesses	-	0.2	(0.1)	(1.2)	(1.1)
Net Income	$13.5	$2.2	$4.9	$2.8	$23.4
EPS contribution	$0.18	$0.03	$0.06	$0.04	$0.31

(1) Includes $6.6 million, or $0.09 per share associated with litigation settlement.

Nonutility - Excluding Synfuels
Appendix

VECTREN

$ in millions	Dec. 14, 2006 2007 Annual Forecast		
Gross Margins	$110.0	-	$120.0
Margin from Asset Optimization	80%	-	85%
EBITDA	$80.0	-	$90.0
Vectren Net Income	$25.0	-	$28.0
Firm Storage Capacity (Bcf) At End of Period		45	

	2006 Actual				
$ in millions	Q1	Q2	Q3	Q4 (1)	Total
Gross Margins	$43.3	$12.4	$16.7	$33.5	$105.9
Margin from Asset Optimization	78%	77%	77%	79%	78%
EBITDA	$34.7	$5.7	$7.5	$10.5	$58.4
Vectren Net Income	$11.3	$1.2	$2.4	$3.4	$18.3
Firm Storage Capacity (Bcf) At End of Period	33	34	35	35	35

(1) Includes $6.6 million, or $0.09 per share associated with litigation settlement.

ProLiance Energy
Appendix

$ in millions, except per ton	Dec. 14, 2006 2007 Annual Forecast		
Revenue	$165.0	-	$185.0
DD&A	$15.0	-	$18.0
EBITDA	$25.0	-	$33.0
Net Income	$6.0	-	$8.0
Avg Realized Price/Ton (w/o freight)	$31.50	-	$33.50
Cost of Sales/Ton (w/o freight)	$28.75	-	$30.75
Tons Produced	4.0	-	4.4
Mine Yield - Prosperity	60%	-	65%
Mine Ratio - Cypress Creek	12:1	-	16:1

	2006 Actual				
$ in millions, except per ton	Q1	Q2	Q3	Q4	Total
Revenue	$40.9	$43.1	$38.8	$36.0	$158.8
DD&A	$4.2	$3.9	$3.9	$4.0	$15.0
EBITDA	$6.5	$5.4	$5.3	$4.2	$21.4
Net Income	$1.8	$1.1	$1.8	$1.1	$5.8
Avg Realized Price/Ton (w/o freight)	$31.60	$30.57	$30.29	$29.94	$30.61
Cost of Sales/Ton (w/o freight)	$29.23	$29.42	$28.99	$28.47	$29.04
Tons Produced	1.0	1.0	1.0	1.0	4.0
Mine Yield - Prosperity	58%	62%	61%	59%	60%
Mine Ratio - Cypress Creek	17:1	17:1	14:1	15:1	16:1

Mining Operations
Appendix

$ in millions	Dec. 14, 2006 2007 Annual Forecast		
Gross Revenue	$150.0	-	$170.0
Margin as % of Net Revenue	10%	-	14%
EBITDA	$18.0	-	$20.0
Net Income	$3.5	-	$4.5

	2006 Actual				
$ in millions	Q1	Q2	Q3	Q4	Total
Gross Revenue	$31.9	$42.9	$39.4	$38.2	$152.4
Margin as % of Net Revenue	8%	14%	17%	15%	14%
EBITDA	$1.8	$4.5	$5.6	$4.7	$16.6
Net Income [1]	($0.4)	$0.1	$1.7	$0.8	$2.2

(1) Miller Pipeline not consolidated until 3rd Qtr 2006

Miller Pipeline
Appendix

$ in millions	Dec. 14, 2006 2007 Annual Forecast		
Revenue	$110.0	-	$120.0
Margin as % of Revenue	23%	-	25%
EBITDA	$6.0	-	$8.0
Net Income	$3.5	-	$4.5
Backlog	$60.0	-	$70.0
New Performance Contracts	$90.0	-	$110.0

	2006 Actual				
$ in millions	Q1	Q2	Q3	Q4	Total
Revenue	$12.8	$27.0	$34.8	$24.7	$99.3
Margin as % of Revenue	24%	24%	25%	28%	25%
EBITDA	($1.2)	$1.8	$3.8	$1.7	$6.1
Net Income	($0.8)	$1.0	$2.0	$0.9	$3.1
Backlog	$51.0	$75.2	$68.8	$68.6	$68.6
New Performance Contracts	$14.0	$49.8	$27.1	$23.4	$114.3

Energy Systems Group
Appendix